UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)
December 28, 2005

____________________________

CHINA FINANCE, INC.
(Exact name of registrant as specified in charter)

Utah
(State or other Jurisdiction of Incorporation or Organization)

333-46114 (Commission File Number)		87-0650976 (IRS Employer Identification No.)
111 Pavonia Avenue, Suite 615 Jersey City, New Jersey 07310 (Address of Principal Executive Offices and zip code)

(201) 216-0880 (Registrant’s telephone number, including area code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 8.01 Other Events.

On December 28, 2005, China Finance, Inc. issued a press release announcing that it completed a surety guarantee with China 3C Group and Capital Future Development Limited, which press release is which attached hereto as an Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description
99.1	Press release, dated December 28, 2005, announcing the registrant’s completion of a surety guarantee with China 3C Group. and Capital Future Development Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA FINANCE, INC.

Date: December 28, 2005	By:	/s/ Zhiyong Xu
Name: Zhiyong Xu
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated December 28, 2005, announcing the registrant’s completion of a surety guarantee with China 3C Group and Capital Future Development Limited.